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                                                                      EXHIBIT 99

TERM SHEETS




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Multifamily Loan Information

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 LoanID           PropertyName                   County         State    ZipCode
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 50130       Grassy Creek Apartments             Marion           IN     46241
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 50156       Mariner Shores Apartments           Clark            NV     89128
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 50295       Oakridge Apartments                 Harris           TX     77067
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 50374       1065 Jerome Ave                     Bronx            NY     10452
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 50395       2304 Sedgwick Ave                   Bronx            NY     10468
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 50550       Embassy Square Apartments           Los Angeles      CA     91601
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 50599       610 West 143rd St.                  New York         NY     10031
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 50600       213-217 West 238th St               Bronx            NY     10463
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 50787       1121 Morrison Ave                   Bronx            NY     10472
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 50789       511 West 147th St.                  Bronx            NY     10031
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 50927       Wellington Meadows Apartments       Clark            NV     89117
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 51078       Venbury Trail Apartments            Polk             IA     50009
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 51164       Power Properties 3                  Dallas           TX    Multiple
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 51164       Power Properties 3-5808 Gaston      Dallas           TX     75214
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 51164       Power Properties 3-5908 Gaston      Dallas            TX    75214
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 51164       Power Properties 3-4935 Junius      Dallas            TX    75214
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 51195       Pelican Cove Apartments             San Diego         CA    92054
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 51234       Del Nido Apartments                 Yuma              AZ    85364
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 51379       Bethany Biltmore Apartments         Maricopa          AZ    85014
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 51460       Bath Street Apartments              Santa Barbara     CA    93101
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 51465       Ladera Apartments                   Santa Barbara     CA    93101
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 51473       Bayshore Apartments                 Harris            TX    77504
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 51511       Casa Verde Apartments               Brazos            TX    77845
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 51512       Oakley Lofts                        Cook              IL    60647
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 51513       Balcones Apartments                 Brazos            TX    77845
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 51515       5400 Live Oak Apartments            Dallas            TX    75214
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 51519       Hickory Hills Townhouses            St. Mary's        MD    20634
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 51520       The Mark at Salem Station           Spotsylvania      VA    22407
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 51525       Seashore Apartments                 Orange            CA    92646
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 51526       Shadowbrook Apartments              Yavapai           AZ    86336
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 51532       West Oaks Club Apartments           Los Angeles       CA    93536
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 51533       Clearbrook Apartments               Harris            TX    77092
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 51535       Westwood Apts.                      Utah              UT    84604
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 51539       Central Manor Apartments            Hennepin          MN    55418
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 51550       Buffalo Avenue Apartments           Los Angeles       CA    91401
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 51568       Sunchase Square Apartments          Dallas            TX    75231
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 51595       Bonnie Brae                         Los Angeles       CA    90057
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 51596       Casa Manana Apartments              San Diego         CA    92173
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 51614       Timber Ridge Apartments             St. Louis         MO    63138
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 51624       Imperial Courtyard Apartments       Dallas            TX    75060
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 51629       Anderson Park Apartments            Fulton            GA    30314
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 51630       Summit Crossing Apartments          Fulton            GA    30331
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 51663       Seasons Apartments                  Bulloch           GA    30458
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 51669       North Decatur Manor Apartments      Dekalb            GA    30032
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 51816       Oasis Vista Apartments              Clark             NV    89029
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 51840       Cimarron Apartments                 Maricopa          AZ    85201
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 51841       Farmstead Apartments                Maricopa          AZ    85201
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 51842       Tiburon Apartments                  Maricopa          AZ    85210
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2006617      Kingswood Gardens Apartments        Fresno            CA    93727
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3009552      Ashton Park Apartments              Clark County      NV    89119
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3012945      Golf Course Square Apartments       Sonoma            CA    94928
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3012952      Woodgate Oaks Apartments            Sonoma            CA    95403
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3016946      Park Brighton Apartments            Stanislaus        CA    95355
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3018413      Apple Apartments                    Clark County      NV    89109
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3020062      Villeurbanne Apartments             Stanislaus        CA    95350
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3032679      First Place Apartments              Clark             WA    98604
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3102092      Alder Creek Apartments              Clark             WA    98682
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3103140      Gallery Park Apartment              Multnomah         OR    97201
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4541876      Glennbrook Apartments               Snohomish         WA    98037
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4542254      Sunrise Village Apartments          Spokane           WA    99216
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